CREDIT LOSSES	6 Months Ended
Jun. 30, 2025
Receivables [Abstract]
CREDIT LOSSES
NOTE 4:	CREDIT LOSSES

The Company is exposed to credit losses primarily through sales to customers. The Company’s expected loss allowance methodology for trade receivables is developed using historical collection experience and current and future economic and market conditions.

The estimate of the amount of trade receivable that may not be collected is based on the geographic location of the trade receivable balances, aging of the trade receivable balances, the financial condition of customers and the Company’s historical experience with customers in similar geographies. Additionally, specific allowance amounts are established to record the appropriate provision for customers who have a higher probability of default.

The following table provides a roll-forward of the allowance for credit losses that is deducted from the trade receivables balance to present the net amount expected to be collected:

	June 30, 2025	December 31, 2024
	$ thousands	$ thousands
Balance, at beginning of period	13,796	24,602
Provision for expected credit losses	214	621
Recoveries collected	(68)	(*)(9,613)
Amounts written off charged against the allowance and others	-	(1,814)

Balance, at end of period	13,942	13,796

*
On May 28, 2024, the Company announced that it had reached a settlement agreement with a South American customer to collect a debt of $12,000 thousand and terminate the arbitration proceeding against the Company and its subsidiary. Such Settlement Agreement relates to a debt for which the Company fully recorded a credit loss provision in the fourth quarter of 2022. The settlement agreement includes a waiver by the customer of all its claims against the Company and its subsidiaries. During 2024, the Company collected $9,064 thousand from the customer and is actively working to collect the remaining balance of the debt in accordance with the settlement agreement.